UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number (811-07444)

American Strategic Income Portfolio Inc. III

(Exact name of registrant as specified in charter)

800 Nicollet Mall

Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jill M. Stevenson

800 Nicollet Mall Minneapolis, MN 55402

(Name and address of agent for service)

800-677-3863

Registrant’s telephone number, including area code

Date of fiscal year end: 08/31/12

Date of reporting period: 05/31/12

Item 1. Schedule of Investments.

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR	COST	VALUE ¶
(Percentages of each investment category relate to total net assets)

Whole Loans ¥ p — 70.6%
Commercial Loans — 44.6%
150 North Pantano I, Tucson, AZ, 5.90%, 2/1/10 ¶ § ¿	1/4/05	$3,525,000	$3,525,000	$2,167,875
150 North Pantano II, Tucson, AZ, 14.88%, 2/1/10 ¶ § ¿	1/4/05	440,000	440,259	135,948
8324 East Hartford Drive I, Scottsdale, AZ, 4.90%, 5/1/20 ¶	4/8/04	3,220,015	3,369,044	3,220,015
Academy Spectrum, Colorado Springs, CO, 7.73%, 5/1/09 § ¿	12/18/02	4,959,112	5,349,602	3,049,854
Allegiance Health, Jackson, MI, 5.88%, 1/1/21 ß	12/28/10	8,366,750	8,366,750	8,785,087
Alliant University, Fresno, CA, 5.90%, 8/1/12 ß	7/12/06	2,692,639	2,692,639	2,692,639
Biltmore Lakes Corporate Center, Phoenix, AZ, 4.88%, 9/1/14 ¶	8/2/04	1,699,365	1,699,365	1,148,615
France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12 ¶ ß	9/12/02	4,095,125	4,095,125	3,632,273
France Avenue Business Park II (second), Brooklyn Center, MN, 7.38%, 10/1/12	1/17/08	600,000	600,000	478,122
Jilly’s American Grill, Scottsdale, AZ, 6.38%, 3/1/17 ¶	8/19/05	1,810,000	1,810,000	1,810,000
La Cholla Plaza I, Tucson, AZ, 3.43%, 8/1/09 ¶ § ¿ r	7/26/06	11,135,604	11,135,604	6,848,396
La Cholla Plaza II, Tucson, AZ, 14.88%, 8/1/09 ¶ § ¿	7/26/06	1,389,396	1,389,396	407,623
NCH Commercial Pool I, Tucson, AZ, 11.93%, 4/1/10 ¶ § ¿	3/27/07	5,500,000	5,500,000	51,859
NCH Commercial Pool II, Phoenix, AZ, 11.93%, 1/1/11 ¶ § ¿	12/4/07	14,000,000	14,121,459	8,610,000
Noah’s Ark Self Storage, San Antonio, TX, 6.48%, 9/1/11 ¶ §	8/24/07	2,350,000	2,350,000	2,063,737
North Austin Business Center, Austin, TX, 5.65%, 11/1/18 ß	10/29/04	3,522,920	3,522,920	3,699,066
Outlets at Casa Grande I, Casa Grande, AZ, 5.93%, 7/1/13 ¶	2/27/06	3,000,000	3,101,968	3,000,000
Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17 ¶ ß	3/26/07	4,592,669	4,592,669	4,776,376
RealtiCorp Fund III, Orlando/Crystal River, FL, 5.93%, 7/1/14 ¶	2/28/06	3,972,755	3,972,755	3,972,755
Silver Star Storage, Austin, TX, 6.40%, 4/1/11 § ¿	3/25/08	4,044,683	4,044,683	2,487,480
Spa Atlantis, Pompano Beach, FL, 6.93%, 8/1/14 ¶	9/30/05	11,000,000	11,000,000	11,000,000
Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15 ¶ ß	8/25/04	3,204,207	3,204,207	3,204,207
			99,883,445	77,241,927
Multifamily Loans — 26.0%
Avalon Hills I, Omaha, NE, 6.93%, 3/1/12 ¶ § ß	3/1/07	10,720,000	10,720,000	10,720,000
Avalon Hills II, Omaha, NE, 9.88%, 3/1/12 ¶ § R S	3/1/07	2,448,800	2,448,800	1,796,143
Chateau Club Apartments I, Athens, GA, 6.43%, 12/1/12 ¶ ¿	12/20/07	6,000,000	6,000,000	3,690,000
Chateau Club Apartments II, Athens, GA, 6.88%, 12/1/12 ¶ R S	12/20/07	2,991,624	2,991,624	1,099,386
Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13 ß	8/29/03	2,326,311	2,326,311	2,349,574
El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12 ß	8/26/04	2,429,931	2,430,865	2,423,869
El Dorado Apartments II, Tucson, AZ, 7.13%, 9/1/12	8/26/04	476,916	476,916	401,210
Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14 ß	12/24/03	907,058	907,058	916,129
Geneva Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	9,092	9,092	8,454
Good Haven Apartments I, Dallas, TX, 5.43%, 9/1/07 ¶ § ¿ r	8/24/04	6,737,000	6,737,000	3,475,000
Meadowview Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	658,349	658,349	664,932
Meadowview Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	9,091	9,091	8,454
Montevista Apartments, Fort Worth, TX, 7.43%, 3/1/17 ¶ R	8/30/07	7,308,000	7,308,000	6,756,794
NCH Multifamily Pool, Oklahoma City, OK, 11.93%, 11/1/09 ¶ § ¿	10/17/06	4,993,450	4,993,450	48,391
Parkway Village Apartments I, West Jordan, UT, 7.00%, 1/1/14	12/24/03	616,438	616,438	622,602
Parkway Village Apartments II, West Jordan, UT, 9.88%, 1/1/13	12/24/03	9,091	9,091	8,454
Plantation Pines I, Tyler, TX, 6.59%, 2/1/10 ¶ § ß	1/17/07	3,328,000	3,328,000	3,328,000
Plantation Pines II, Tyler, TX, 10.57%, 2/1/10 ¶ § ¿	1/17/07	416,000	416,000	226,911
RiverPark Land Lot III, Oxnard, CA, 6.90%, 3/1/12 ¶ §	10/9/07	3,650,000	3,650,000	3,056,160
Villas of Woodgate, Lansing, MI, 6.40%, 8/1/12 ß	2/1/07	3,422,692	3,422,692	3,422,692
			59,458,777	45,023,155

Total Whole Loans			159,342,222	122,265,082

Private Mortgage-Backed Security ¥ V — 0.0%
Fixed Rate — 0.0%
First Gibraltar, Series 1992-MM, Class B, 6.06%, 10/25/21	7/30/93	41,895	29,840	—

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

DESCRIPTION	DATE ACQUIRED	PAR/ SHARES	COST	VALUE ¶
Corporate Notes ¥ ¶ — 9.3%
Fixed Rate — 9.3%
Sarofim Brookhaven, 7.50%, 1/1/13	12/21/07	$7,040,375	$7,040,375	$7,040,375
Stratus Properties IV, 8.75%, 6/30/13	12/1/06	7,000,000	7,000,000	7,070,000
Stratus Properties VI, 8.75%, 12/31/12	6/1/07	2,000,000	2,000,000	2,000,000

Total Corporate Notes			16,040,375	16,110,375

Corporate Bonds — 6.1%
Banking — 1.9%
Bank of America, Series MTN, 5.00%, 5/13/21		850,000	837,392	853,013
Citigroup, 4.50%, 1/14/22		850,000	860,459	871,952
Goldman Sachs Group, 6.00%, 6/15/20		820,000	852,782	860,946
Morgan Stanley, 5.50%, 7/28/21		850,000	792,064	795,892
			3,342,697	3,381,803
Real Estate Investment Trusts — 4.2%
Digital Realty Trust LP, 5.88%, 2/1/20		2,536,000	2,806,833	2,813,233
Mack-Cali Realty LP, 7.75%, 8/15/19		1,775,000	2,191,835	2,177,456
Vornado Realty LP, 5.00%, 1/15/22		2,125,000	2,229,374	2,223,902
			7,228,042	7,214,591

Total Corporate Bonds			10,570,739	10,596,394

U.S. Government Agency Mortgage-Backed Securities a — 9.8%
Fixed Rate — 9.8%
Federal Home Loan Mortgage Corporation,
5.50%, 1/1/18, #E93231		989,304	1,003,194	1,071,153
9.00%, 7/1/30, #C40149		124,240	126,629	157,238
5.00%, 5/1/39, #G05430		2,646,142	2,710,576	2,851,880
Federal National Mortgage Association,
6.00%, 10/1/16, #607030		64,696	64,834	69,681
5.50%, 2/1/17, #623874		112,079	111,968	121,932
5.50%, 6/1/17, #648508		90,757	90,952	98,793
5.00%, 9/1/17, #254486		129,726	129,879	140,500
5.00%, 11/1/17, #657356		199,704	200,177	216,289
6.50%, 6/1/29, #252497		287,120	285,737	330,069
7.50%, 5/1/30, #535289		66,941	65,315	81,848
8.00%, 5/1/30, #538266		25,062	24,833	26,375
8.00%, 6/1/30, #253347		73,363	72,692	91,009
5.00%, 12/1/35, #995317		3,870,600	3,980,437	4,200,488
5.00%, 7/1/39, #935512		1,528,693	1,556,955	1,658,504
5.00%, 7/1/39, #AA9716		5,480,509	5,621,389	5,945,895

Total U.S. Government Agency Mortgage-Backed Securities			16,045,567	17,061,654

Commercial Mortgage-Backed Securities ¶ r a — 4.9%
Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45		6,400,000	4,251,292	6,724,499
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.31%, 4/15/41		1,500,000	1,054,563	1,744,646

Total Commercial Mortgage-Backed Securities			5,305,855	8,469,145

Preferred Stocks ☒ — 35.9%
Real Estate Investment Trusts — 35.9%
Alexandria Real Estate Equities, Series E		120,780	3,019,773	3,093,176
BRE Properties, Series D		5,250	104,317	132,727
CommonWealth REIT, Series C		144,473	3,602,999	3,639,275
CommonWealth REIT, Series E		48,760	1,190,544	1,252,522

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

DESCRIPTION	SHARES	COST	VALUE ¶
Digital Realty, Series E	11,571	$298,664	$302,003
Digital Realty, Series F	164,026	4,108,851	4,159,699
Duke Realty, Series J	56,556	1,203,278	1,413,900
Duke Realty, Series L	13,000	325,650	322,777
Duke Realty, Series O	79,383	2,029,418	2,079,041
Equity Residential Properties, Series N	90,118	2,186,019	2,290,800
Health Care REIT, Series J	8,000	199,999	209,112
Hospitality Properties, Series C	50,000	1,250,230	1,269,950
Hospitality Properties, Series D	121,212	2,999,997	3,195,148
Kimco Realty, Series F	163,000	3,797,000	4,125,937
Kimco Realty, Series G	114,700	2,796,559	2,954,672
National Retail Properties, Series D	187,423	4,691,007	4,766,167
ProLogis, Series L	161,320	3,718,236	4,058,214
ProLogis, Series O	9,613	240,325	244,161
ProLogis, Series S	8,300	174,300	207,500
PS Business Parks, Series H	26,520	530,400	674,602
PS Business Parks, Series I	110,236	2,035,521	2,797,238
PS Business Parks, Series P	61,700	1,501,114	1,567,569
Public Storage, Series A	38,000	921,909	992,560
Public Storage, Series C	30,000	626,100	762,900
Public Storage, Series X	74,000	1,786,319	1,881,820
Public Storage, Series Z	30,000	746,643	761,670
Realty Income, Series E	36,520	824,632	926,695
Realty Income, Series F	14,500	370,475	378,595
Regency Centers, Series F	70,290	1,778,320	1,818,754
Vornado Realty, Series E	7,400	186,598	192,319
Vornado Realty, Series F	7,800	164,970	198,814
Vornado Realty, Series H	163,000	2,771,000	4,130,420
Weingarten Realty Investors, Series D	79,170	1,757,574	1,995,876
Weingarten Realty Investors, Series F	131,000	2,907,400	3,318,099

Total Preferred Stocks		56,846,141	62,114,712

Total Unaffiliated Investments		264,180,739	236,617,362

Real Estate Owned ¥ ● — 4.3%
Fairview Business Park, Salem, OR		4,848,633	4,850,000
Memphis Medical Building, Memphis, TN		2,727,913	2,613,750

Total Real Estate Owned		7,576,546	7,463,750

Short-Term Investment — 1.0%
First American Prime Obligations Fund, Class Z, 0.07% W	1,765,422	1,765,422	1,765,422

Total Investments ▲ — 141.9%		$273,522,707	$245,846,534

Other Assets and Liabilities, Net — (41.9)%			(72,648,459)

Total Net Assets — 100.0%			$173,198,075

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

¶	The fund’s investments in whole loans (multifamily and commercial), are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at fair value according to procedures adopted by the fund’s board of directors, as further described below.

Security valuations for the fund’s investments (other than whole loans) are generally furnished by an independent pricing service that has been approved by the fund’s board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

The following investment vehicles, when held by the fund, are priced as follows: exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and over-the-counter options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the fund’s board of directors.

The fund’s investments in real estate acquired through foreclosure are valued at fair value according to procedures adopted by the fund’s board of directors, as further described below.

As of May 31, 2012, the fund held internally fair valued securities which are disclosed in footnote ¥.

¥	Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933 and which are considered to be illiquid. These securities are fair valued in accordance with the board approved valuation procedures. On May 31, 2012, the total fair value of these securities was $145,839,207 or 84.2% of total net assets.

p	Interest rates on commercial and multifamily loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) on May 31, 2012. For participating loans, the rates are based on the annual cash flow payments expected at the time of purchase.

¶	Interest Only - Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of May 31, 2012.

§	Loan has matured and the fund is anticipating payoff or refinancing. Unless disclosed otherwise, the loan continues to make monthly payments.

¿	Loan is currently in default with regards to scheduled interest and/or principal payments.

ß	Securities pledged as collateral for outstanding borrowings under a loan agreement with Massachusetts Mutual Life Insurance Company. On May 31, 2012, securities valued at $49,949,912 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$22,750,000	4.25%	$2,686

* Interest rate as of May 31, 2012. Rate is based on one-month London Interbank Offered Rate (“LIBOR”) plus 2.50% subject to a “floor” interest rate of 4.25% and reset monthly.

Description of collateral:

Whole Loans

Allegiance Health, Jackson, MI, 5.88%, 1/1/21, $8,366,750 par

Alliant University, Fresno, CA, 5.90%, 8/1/12, $2,692,639 par

Avalon Hills I, Omaha, NE, 6.93%, 3/1/12, $10,720,000 par

Country Villa Apartments, West Lafayette, IN, 6.90%, 9/1/13, $2,326,311 par

El Dorado Apartments I, Tucson, AZ, 7.15%, 9/1/12, $2,429,931 par

France Avenue Business Park II, Brooklyn Center, MN, 7.40%, 10/1/12, $4,095,125 par

Geneva Village Apartments I, West Jordan, UT, 7.00%, 1/1/14, $907,058 par

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

North Austin Business Center, Austin, TX, 5.65%, 11/1/18, $3,522,920 par

Paradise Boulevard, Albuquerque, NM, 6.50%, 4/1/17, $4,592,669 par

Plantation Pines I, Tyler, TX, 6.59%, 2/1/10, $3,328,000 par

Tatum Ranch Center, Phoenix, AZ, 6.15%, 10/1/15, $3,204,207 par

Villas of Woodgate, Lansing, MI, 6.40%, 8/1/12, $3,422,692 par

r	Variable Rate Security - The rate shown is the net coupon rate in effect as of May 31, 2012.

R	Participating Loan - A participating loan is one which contains provisions for the fund to participate in the income stream provided by the property, including net cash flows and capital proceeds. Monthly cash flow proceeds are only required to the extent excess cash flow is generated by the property as determined by the loan documents.

S	The participating loan is not currently making monthly cash flow payments or is making cash flow payments of less than original coupon rate disclosed.

V	Non-Income Producing Security - that is not considered to be in default of its original terms.

a	Securities pledged as collateral for outstanding reverse repurchase agreements. On May 31, 2012, securities valued at $25,410,295 were pledged as collateral for the following outstanding reverse repurchase agreements:

Amount	Acquisition Date	Rate*	Due	Accrued Interest	Name of Broker and Description of Collateral
$16,192,000	5/14/12	0.35%	6/13/12	$2,834	(1)
5,581,000	5/17/12	1.24%	6/19/12	2,883	(2)
1,537,000	5/24/12	1.59%	6/25/12	543	(3)

$23,310,000				$6,260

*	Interest rate as of May 31, 2012. Rate is based on one-month LIBOR plus a spread and reset monthly.

Name of broker and description of collateral:

(1)	Goldman Sachs:

Federal Home Loan Mortgage Corporation, 5.50%, 1/1/18, $878,007 par

Federal Home Loan Mortgage Corporation, 9.00%, 7/1/30, $124,240 par

Federal Home Loan Mortgage Corporation, 5.00%, 5/1/39, $2,646,142 par

Federal National Mortgage Association, 6.00%, 10/1/16, $64,696 par

Federal National Mortgage Association, 5.50%, 2/1/17, $112,079 par

Federal National Mortgage Association, 5.50%, 6/1/17, $90,757 par

Federal National Mortgage Association, 5.00%, 9/1/17, $129,726 par

Federal National Mortgage Association, 5.00%, 11/1/17, $199,704 par

Federal National Mortgage Association, 6.50%, 6/1/29, $287,120 par

Federal National Mortgage Association, 7.50%, 5/1/30, $66,941 par

Federal National Mortgage Association, 8.00%, 5/1/30, $25,062 par

Federal National Mortgage Association, 8.00%, 6/1/30, $73,363 par

Federal National Mortgage Association, 5.00%, 12/1/35, $3,870,600 par

Federal National Mortgage Association, 5.00%, 7/1/39, $1,528,693 par

Federal National Mortgage Association, 5.00%, 7/1/39, $5,480,509 par

(2)	JP Morgan:

Banc of America Commercial Mortgage, Series 2005-4, Class A5B, 5.00%, 7/10/45, $6,400,000 par

(3)	Merrill Lynch, Pierce, Fenner & Smith Incorporated:

LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, 6.31%, 4/15/41, $1,500,000 par

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

The fund has entered into a lending commitment with Goldman Sachs. The monthly agreement permits the fund to enter into reverse repurchase agreements using U.S. Government Agency Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with JP Morgan. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

The fund has entered into a lending commitment with Merrill Lynch, Pierce, Fenner & Smith Incorporated. The monthly agreement permits the fund to enter into reverse repurchase agreements using Commercial Mortgage-Backed Securities as collateral.

☒	Securities pledged as collateral for outstanding borrowings under a loan agreement with Bank of America, N.A. On May 31, 2012, securities valued at $62,114,712 were pledged as collateral for the following outstanding borrowings:

Amount	Rate*	Accrued Interest
$28,100,000	1.14%	$889

*	Interest rate as of May 31, 2012. Rate is based on one-month LIBOR plus 0.90%.

Description of collateral:

Preferred Stocks

Alexandria Real Estate Equities, Series E, 120,780 shares

BRE Properties, Series D, 5,250 shares

CommonWealth REIT, Series C, 144,473 shares

CommonWealth REIT, Series E, 48,760 shares

Digital Realty, Series E, 11,571 shares

Digital Realty, Series F, 164,026 shares

Duke Realty, Series J, 56,556 shares

Duke Realty, Series L, 13,000 shares

Duke Realty, Series O, 79,383 shares

Equity Residential Properties, Series N, 90,118 shares

Health Care REIT, Series J, 8,000 shares

Hospitality Properties, Series C, 50,000 shares

Hospitality Properties, Series D, 121,212 shares

Kimco Realty, Series F, 163,000 shares

Kimco Realty, Series G, 114,700 shares

National Retail Properties, Series D, 187,423 shares

ProLogis, Series L, 161,320 shares

ProLogis, Series O, 9,613 shares

ProLogis, Series S, 8,300 shares

PS Business Parks, Series H, 26,520 shares

PS Business Parks, Series I, 110,236 shares

PS Business Parks, Series P, 61,700 shares

Public Storage, Series A, 38,000 shares

Public Storage, Series C, 30,000 shares

Public Storage, Series X, 74,000 shares

Public Storage, Series Z, 30,000 shares

Realty Income, Series E, 36,520 shares

Realty Income, Series F, 14,500 shares

Regency Centers, Series F, 70,290 shares

Vornado Realty, Series E, 7,400 shares

Vornado Realty, Series F, 7,800 shares

Vornado Realty, Series H, 163,000 shares

Weingarten Realty Investors, Series D, 79,170 shares

Weingarten Realty Investors, Series F, 131,000 shares

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

●	Real Estate Owned. See ¶ footnote above.

W	Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for the fund. The rate shown is the annualized seven-day effective yield as of May 31, 2012.

▲	On May 31, 2012, the cost of investments for federal income tax purposes was approximately $273,522,707. The approximate aggregate gross unrealized appreciation and depreciation of investments, based on this cost, were as follows:

Gross unrealized appreciation	$10,390,965
Gross unrealized depreciation	(38,067,138)

Net unrealized depreciation	$(27,676,173)

REIT—Real Estate Investment Trust

Summary of Fair Value Exposure

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

GAAP requires disclosures regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a three-tier fair value hierarchy for observable and unobservable inputs used in measuring fair value. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability and are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. Fair value inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, with similar interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments). Generally, the types of securities included in Level 3 of the fund are securities that are not traded in any organized market, or for which there are significant unobservable fair value inputs available such as the funds’ investments in whole loans.

The fair value levels are not necessarily an indication of the risk associated with investing in these investments.

As of May 31, 2012, the fund’s investments were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Investments
Whole Loans	$—	$—	$122,265,082	$122,265,082
Private Mortgage-Backed Security †	—	—	—	—
Corporate Notes	—	—	16,110,375	16,110,375
Corporate Bonds	—	10,596,394	—	10,596,394
U.S. Government Agency Mortgage-Backed Securities	—	17,061,654	—	17,061,654
Commercial Mortgage-Backed Securities	—	8,469,145	—	8,469,145
Preferred Stocks	62,114,712	—	—	62,114,712
Real Estate Owned	—	—	7,463,750	7,463,750
Short-Term Investment	1,765,422	—	—	1,765,422

Total Investments	$63,880,134	$36,127,193	$145,839,207	$245,846,534

†	This category includes one security classified in Level 3 which is valued at zero.

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Whole Loans	Private Mortgage- Backed Security	Corporate Notes	Real Estate Owned	Total Fair Value
Balance as of August 31, 2011	$159,616,164	$—	$21,180,375	$2,597,436	$183,393,975
Accrued discounts/premiums	—	1,149	—	(1,763)	(614)
Realized loss	(12,487,683)	(8,686)	—	—	(12,496,369)
Net change in unrealized appreciation or depreciation	3,995,508	7,537	(70,000)	3,807,334	7,740,379
Purchases	193,197	—	—	397,402	590,599
Sales	(24,503,023)	—	(5,000,000)	(3,885,740)	(33,388,763)
Transfers between categories	(4,549,081)	—	—	4,549,081	—

Balance as of May 31, 2012	$122,265,082	$—	$16,110,375	$7,463,750	$145,839,207

Net change in unrealized appreciation or depreciation during the period of Level 3 investments held as of May 31, 2012	$(5,904,453)	$7,537	$(70,000)	$3,807,334	$(2,159,582)

During the period ended May 31, 2012, the fund recognized no transfers between valuation levels.

Valuation Methodologies for Fair Value Measurements Categorized within Levels 2 and 3

U.S. Government Agency and Commercial Mortgage-Backed Securities and Corporate Bonds

U.S. government agency and commercial mortgage-backed securities and corporate bonds are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.

Commercial and Multifamily Whole Loans

Commercial and multifamily whole loans are analyzed using a pricing methodology designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, this pricing methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “price ceiling” methodology). Newly purchased loans are fair valued at cost and subsequently analyzed using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate (the “anticipated recovery rate” methodology). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans can only be determined in negotiations between the fund and third parties.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield spreads and debt service coverage ratios. Significant increases (decreases) in yield spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Corporate Notes

Corporate notes are analyzed using the discounted cash flow methodology. For corporate notes, the pricing methodology takes into account changes in prevailing interest rates and yield spreads. If the resulting price from the discounted cash flow methodology is above the note’s par value plus any prepayment penalty (the “price ceiling”), the note will be fair valued at the price ceiling (the “price ceiling” methodology). Currently all corporate notes are fair valued at the price ceiling. Valuations of corporate notes are determined no less frequently than weekly. Although USBAM believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon the sale of corporate notes can only be determined in negotiations between the fund and third parties.

The significant unobservable input used in the determination of fair value using the discounted cash flow methodology for corporate notes is the yield spread. Significant increases (decreases) in yield spreads would result in lower (higher) fair values.

Real Estate Owned

Real Estate Owned properties are valued, whenever possible, using an appraisal or broker’s opinion of value. If an appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology).

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Schedule of Investments     |     May 31, 2012 (unaudited)

American Strategic Income Portfolio III (CSP)

Quantitative Information about Level 3 Fair Value Measurements

Investments*	Fair Value at May 31, 2012	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Commercial & Multifamily Whole Loans	$23,752,403	Discounted Cash Flow	Yield Spread Debt Service Coverage Ratio	2.82% - 3.07% (2.86%) 0 – 1.72 (1.09)
Commercial & Multifamily Whole Loans, Corporate Notes	84,294,449	Price Ceiling	N/A	N/A
Commercial & Multifamily Whole Loans	26,853,605	Price Floor	Loss Severity	38.5%
Multifamily Whole Loan	3,475,000	Anticipated Recovery Rate	N/A	N/A
Real Estate Owned	4,850,000	Broker Opinion	N/A	N/A
Real Estate Owned	2,613,750	Average Recovery Rate	Loss Severity	38.5%

*	The fund’s investments classified as Level 3 include a private mortgage-backed security that is fair valued at zero.

Valuation Process for Fair Value Measurements Categorized within Level 3

The fund’s board of directors (the “board”) has adopted policies and procedures for the valuation of the fund’s investments (the “valuation procedures”). The valuation procedures establish a valuation committee consisting of representatives from USBAM investment management, legal, treasury and compliance departments (the “valuation committee”). The board has authorized the valuation committee to make fair value determinations in accordance with the valuation procedures. The audit committee of the board meets on a regular basis to, among other things, review fair value determinations made by the valuation committee, monitor the appropriateness of any previously determined fair value methodology, and approve in advance any proposed changes to such methodology, and presents such changes for ratification by the board.

FIRST AMERICAN MORTGAGE FUNDS    |    2012 QUARTERLY REPORT

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Strategic Income Portfolio Inc. III

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III President

Date:	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph M. Ulrey III
Joseph M. Ulrey III
President

Date:	July 30, 2012

By:	/s/ Jill M. Stevenson
Jill M. Stevenson Treasurer

Date:	July 30, 2012